Offerings - Offering: 1	Aug. 07, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.850% Senior Notes due 2036
Amount Registered | shares	650,000,000
Maximum Aggregate Offering Price	$ 647,764,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 89,456.21
Offering Note	(1) Final prospectus supplement. (2) The pricing supplement to which this Exhibit is attached is a final prospectus for the related offering. The Proposed Maximum Offering Price Per Unit is 99.656%.